Exhibit (a)

                                  Other Exhibit



                                POWER OF ATTORNEY


          The undersigned hereby constitute and appoint Mark N. Jacobs, Steven
F. Newman, Michael A. Rosenberg, John B. Hammalian, Jeff Prusnofsky, Robert R. Mullery, Janette E. Farragher and Mark Kornfeld and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement of Dreyfus BASIC GNMA Fund (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



/S/ JOSEPH S. DIMARTINO                                        March 16, 2000
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Joseph S. DiMartino


/S/GORDON J. DAVIS                                             March 16, 2000
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Gordon J. Davis


/S/DAVID P. FELDMAN                                            March 16, 2000
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David P. Feldman


/S/LYNN MARTIN                                                 March 16, 2000
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Lynn Martin


/S/DANIEL ROSE                                                 March 16, 2000
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Daniel Rose


/S/PHILIP L. TOIA                                              March 16, 2000
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Philip L. Toia

/S/SANDER VANOCUR                                              March  16, 2000
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Sander Vanocur


/S/ANNE WEXLER                                                 March 16, 2000
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Anne Wexler


/S/ REX WILDER                                                 March 16, 2000
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Rex Wilder